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                                                              Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


          I consent to the use in this Registration Statement on Form S-1 of my reports dated May 20, 1994 and January 10, 1994 relating to the financial statements of Langworthy Casino Supply for the years ended September 30, 1992 and 1993, respectively, and the reference to my firm under the captions "Experts" in the Prospectus.


                                                /S/ ALLEN G. ROTH
                                                -----------------
                                                Allen G. Roth
                                                Certified Public Accountant

New York, New York

         1995